Esoterica NextG Economy ETF

Statement of Additional Information

Supplement dated March 25, 2022

to the Statement of Additional Information dated March 1, 2022

Effective March 25, 2022, shareholders of the Esoterica Thematic Trust (the “Trust”) elected Michael Kim, John Hyland and Laura DeMarco to the Trust’s Board of Trustees, each to serve as an Independent Trustee.

With the appointment of Michael Kim, John Hyland and Laura DeMarco, the following changes are made to the SAI:

1.	Under the Section entitled “BOARD OF TRUSTEES OF THE TRUST” on page 21 of the Statement of Additional Information (“SAI”), the first paragraph is deleted in its entirety and replaced with the following:

The Board of the Trust consists of four trustees (collectively, the “Board” or the “Trustees”) all of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. VIA is responsible for the day-to-day management of the Fund, and the Adviser is responsible for the oversight and supervision of VIA.

2.	Under the Section entitled “Board Committees” on page 23 of the SAI, the first paragraph is deleted in its entirety and replaced with the following:

The Board has an Audit Committee consisting solely of four Trustees, all of whom are Independent Trustees. John Hyland has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). John Hyland, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended October 31, 2021.

3.	The Section entitled “Independent Trustees” on page 22 of the SAI, is deleted in its entirety and replaced with the following:

Independent Trustees

The Trustees of the Trust, their addresses, positions with the Trust, birth years, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
John Hyland, 1959	Trustee	Indefinite/Since March 2021	Director, Matthews International Capital Management LLC (an investment advisory firm) (2018 – present); Global Head of Listed Securities, Bitwise Asset Management, Inc. (an investment advisory firm) (2018-2019); CEO/Chairman, PointBreak ETF Trust (an investment management company) (2015-2017).	1	PointBreak ETF Trust (Dec. 2015 – Dec. 2017)
Ed McRedmond, 1960	Trustee	Indefinite/Since October 2019	Founder, etfEd Advisory (an ETF consulting company) (2016-Present); Senior VP, Invesco Powershares Capital Management (an investment advisory firm) (2005-2016).	1	None
Laura DeMarco, 1961	Trustee	Indefinite/Since March 2022	Partner, Client Service & Marketing, Nicholas Investment Partners, (an investment management company) (2007-2020).	1	None
Michael Kim, 1971	Trustee	Indefinite/Since March 2022	Founder, Heine & Kim Fiduciary Partners (fiduciary services) (2019 – present); Adviser, Applied Academics (investment research) (2019 – present); Executive Director and General Counsel, UBS Hedge Fund Solutions LLC (investment management) (2014-2018).	1	None

[1]	The address for each Trustee and officer is c/o Esoterica Thematic Trust, 675 W. 59th St., Suite 903, New York, New York 10069.
[2]	Each Trustee serves until resignation, death, retirement or removal.

4.	The Section entitled “Trustee Ownership of Fund Shares” on page 24 of the SAI, is deleted in its entirety and replaced with the following:

Trustee Ownership of Fund Shares

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of January 24, 2022)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of January 24, 2022)
John Hyland	$10,001-$50,000	$10,001-$50,000
Ed McRedmond	None	None
Laura DeMarco	$1-$10,000	$1-$10,000
Michael Kim	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser, VIA, or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated March 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-(866) 979-1710, visiting the Trust’s website (www.esotericacap.com) or by writing to the Trust’s Distributor, Foreside Fund Services, LLC at Three Canal Plaza, Portland, Maine 04101.

Please retain this Supplement for future reference.